UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

Shire plc
_________________________________________________________________________

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
_________________________________________________________________________

(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700
_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Shire plc has issued the press release attached hereto as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is filed herewith:

99.01    Press Release dated November 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC
By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

Dated: November 21, 2011

EXHIBIT INDEX
Number	Description
99.01	Press release dated November 21, 2011

Exhibit 99.01

Press Release
www.shire.com

Share dealing by a Director

November 21, 2011 - Shire plc (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company (“the Company”) was notified today that on November 18, 2011, Mr Matthew Emmens, Chairman of the Company, sold 44,172 Shire American Depositary Shares (“ADSs”).  The ADSs were sold on the NASDAQ at an average sale price of $95.0905 per ADS.  One ADS is equal to three Shire ordinary shares (“Shares”).

The Company was also notified on November 18, 2011 that Mr Emmens had acquired, under a Dividend Reinvestment Plan, an additional 5 ADSs at a price of $93.14 per ADS on October 6, 2011.

Following the above transaction, Mr Emmens holds 92,874 Shares and 5,849 ADSs.

This notification relates to disclosures made in accordance with 3.1.4(R)(1)(a) of the Disclosure Rules and Transparency Rules.

Tony Guthrie
Deputy Company Secretary

For further information please contact:

Investor Relations	Eric Rojas (erojas@shire.com)	+1 781 482 0999
	Sarah Elton-Farr (seltonfarr@shire.com)	+44 1256 894157

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit hyperactivity disorder, human genetic therapies, gastrointestinal diseases and regenerative medicine as well as opportunities in other therapeutic areas to the extent they arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in specialist markets with strong intellectual property protection and global rights.  Shire believes that a carefully selected and balanced portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX